UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 8, 2012

BALL CORPORATION

(Exact name of Registrant as Specified in Charter)

Indiana	001-07349	35-0160610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, Colorado	80021-2510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (303) 469-3131

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

On March 9, 2012, Ball Corporation (the “Company”) completed the sale (the “Offering”) of $750,000,000 in aggregate principal amount of 5% senior notes due 2022 (the “2022 Notes”). The Notes were offered and sold under a prospectus, dated February 24, 2012, within the Company’s shelf registration statement on Form S-3 (Registration No. 333-179639).

The public offering price of the 2022 Notes was 100.000% of the principal amount. The Company is using a portion of the net proceeds from the offering to pay the consideration in connection with the Company’s previously announced tender offer to purchase for cash any and all of the Company’s 6 5/8% senior notes due 2018 (the “2018 Notes”), together with related expenses (the “Tender Offer”), and the balance for general corporate purposes, which may include potential investments in strategic alliances and acquisitions, the refinancing or repayment of debt, working capital, share repurchases, pension contributions or capital expenditures.

The 2022 Notes were issued under an Indenture, dated March 27, 2006 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon (formerly known as The Bank of New York)), as trustee (the “Trustee”), as supplemented by a Seventh Supplemental Indenture, dated March 9, 2012, among the Company, the subsidiary guarantors (the “Guarantors”) and the Trustee (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture and the form of note, which is attached as an exhibit to the Indenture, provide, among other things, that the 2022 Notes will be senior unsecured obligations of the Company.

Interest is payable on the 2022 Notes on March 15 and September 15 of each year beginning on September 15, 2012 until their maturity date of March 15, 2022. The Company may redeem the 2022 Notes at any time in whole, or from time to time in part, at its option at a price equal to the greater of 100% of the principal amount of the 2022 Notes redeemed and the sum of the remaining scheduled payments of principal and interest on such notes discounted to the date of redemption (excluding interest accrued to the date of redemption), on a semiannual basis, at a rate equal to the sum of the Treasury Rate plus 50 basis points, plus in each case, accrued and unpaid interest, if any, to but excluding the redemption date.

The Company’s payment obligations under the 2022 Notes are fully and unconditionally guaranteed on an unsecured senior basis by certain of its current domestic subsidiaries (and will be guaranteed by certain of its future domestic subsidiaries), other than certain excluded subsidiaries. The 2022 Notes are not guaranteed by any of the Company’s foreign subsidiaries.

Subject to certain limitations, in the event of a change of control of the Company, the Company will be required to make an offer to purchase the 2022 Notes at a price equal to 101% of the principal amount of the 2022 Notes, plus accrued and unpaid interest to the date of repurchase.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other agreements in the Indenture; defaults in failure to pay certain other indebtedness; the failure to pay certain final judgments; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding 2022 Notes may declare all the 2022 Notes to be due and payable immediately.

As previously reported, on February 24, 2012, the Company entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein, in connection with the Offering.

On March 9, 2012, the Company also announced that it had received the requisite consents in the Tender Offer to enter into a sixth supplemental indenture (the “Sixth Supplemental Indenture”) dated March 8, 2012, among the Company, the Guarantors party thereto and the Trustee, which is filed herewith as Exhibit 4.2 and incorporated herein by reference. The Sixth Supplemental Indenture eliminates substantially all of the restrictive covenants, certain events of default and certain other provisions related to the 2018 Notes. As of 5:00 p.m., New York City time, on March 8, 2012 (the “Consent Deadline”), $392,683,000 aggregate principal amount of the 2018 Notes were tendered (representing approximately 87.3% of the outstanding 2018 Notes). The Company exercised its option to accept for payment and settle the Tender Offer with respect to the 2018 Notes that were validly tendered at or prior to the Consent Deadline (the “Initial Acceptance Date”). Such Initial Acceptance Date occurred on March 9, 2012, concurrently with the closing of the Offering and the Sixth Supplemental Indenture became operative at that time.  The Tender Offer will expire at 9:00 a.m., New York City time, on March 23, 2012 unless the Tender Offer is extended or earlier terminated.

A copy of the Base Indenture is incorporated by reference as Exhibit 4.1, and copies of the Sixth Supplemental Indenture and the Seventh Supplemental Indenture are attached hereto as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The above description of the material terms of the Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the 2022 Notes does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

The information set forth in Item 1.01 above with respect to the 2022 Notes, the Indenture and the Seventh Supplemental Indenture is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1

Indenture, dated March 27, 2006, between Ball Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon (formerly known as The Bank of New York)) (incorporated by reference to the Current Report on Form 8-K dated March 27, 2006) filed March 30, 2006.

4.2

Sixth Supplemental Indenture, dated March 8, 2012, among Ball Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon (formerly known as The Bank of New York)).

4.3

Seventh Supplemental Indenture, dated March 9, 2012, among Ball Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon (formerly known as The Bank of New York)).

4.4	Form of Ball Corporation’s 5% Senior Note due 2022 (included in Exhibit 4.3 hereto).

5.1	Opinion of Charles E. Baker.

5.2	Opinion of Robert W. McClelland.

5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Charles E. Baker (included as part of Exhibit 5.1 hereto).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.3 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2012	BALL CORPORATION

	By:	/s/ Charles E. Baker
	Name:	Charles E. Baker
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1

Indenture, dated March 27, 2006, between Ball Corporation and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon (formerly known as The Bank of New York)) (incorporated by reference to the Current Report on Form 8-K dated March 27, 2006) filed March 30, 2006.

4.2

Sixth Supplemental Indenture, dated March 8, 2012, among Ball Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon (formerly known as The Bank of New York)).

4.3

Seventh Supplemental Indenture, dated March 9, 2012, among Ball Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon (formerly known as The Bank of New York)).

4.4	Form of Ball Corporation’s 5% Senior Note due 2022 (included in Exhibit 4.3 hereto).

5.1	Opinion of Charles E. Baker.

5.2	Opinion of Robert W. McClelland.

5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Charles E. Baker (included as part of Exhibit 5.1 hereto).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.3 hereto).